April 25, 2016

ULTIMUS MANAGERS TRUST

APEXcm Small/Mid-Cap Growth Fund

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information,
each dated September 28, 2015

On February 29, 2016, Apex Capital Management, Inc. (the "Adviser"), the investment adviser to the APEXcm Small/Mid-Cap Growth Fund (the "Fund"), entered into an agreement with Fiera Capital Corporation and Fiera US Holding Inc. ("Fiera Holding"), a wholly-owned subsidiary of Fiera Capital Corporation, that provides for the acquisition of the Adviser by Fiera Holding (the "Acquisition").  The Acquisition is subject to certain approvals and other conditions and is expected to close (the "Closing") in or around the second quarter of 2016.

Under the Investment Company Act of 1940, as amended, the closing of the Acquisition will cause the current investment advisory agreement (the "Current Advisory Agreement") between the Fund and the Adviser to terminate.  At a meeting held on April 25, 2016 (the "Meeting"), the Board of Trustees of the Fund (the "Board") approved a new investment advisory agreement (the "Proposed New Advisory Agreement") between the Fund and the Adviser, which will be submitted on or about May 16, 2016, to the shareholders of the Fund for their approval at a shareholders meeting called for that purpose. A proxy statement, along with notice of the shareholder meeting and a proxy ballot with more information regarding the Acquisition and the Proposed New Advisory Agreement, will be mailed to shareholders of the Fund.

In addition, in order to avoid any disruption of advisory services to the Fund, at the Meeting, the Board also approved an interim investment advisory agreement (the "Interim Advisory Agreement") between the Fund and the Adviser.  The Interim Agreement will go into effect upon the Closing and will terminate upon the earlier of (i) 150 days from the date of the Closing and (ii) the date of approval of the Proposed New Advisory Agreement by the shareholders of the Fund.

The Acquisition is not anticipated to result in any changes to the advisory fees pay by the Fund (the advisory fees payable under the Interim Advisory Agreement and the Proposed New Advisory Agreement are the same as the advisory fees payable under the Current Advisory Agreement) or to the investment objective or the principal investment strategies of the Fund, and it is expected that the Adviser's portfolio management team will remain the same immediately following the Closing.

In the event the Acquisition is not consummated for any reason, the Adviser will continue to serve as investment adviser of the Fund pursuant to the terms of the Current Advisory Agreement.

For more information, or to obtain a copy of the Fund's Prospectus or SAI free of charge, please contact the Fund at 1-888-575-4800.

Investors should retain this supplement for future reference.